HELIX ENERGY SOLUTIONS

# First Quarter 2017 Conference Call



April 24, 2017

*Navigating the present, focusing on the future.*

HELIX ENERGY SOLUTIONS

# Forward Looking Statements

*This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.*

*Social Media*

*From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).*

# Presentation Outline



*ROV Operations on Grand Canyon II*

# Executive Summary



HELIX ENERGY SOLUTIONS

# Executive Summary

| ($ in millions, except per share data) | Three Months Ended 3/31/2017 | Three Months Ended 3/31/2016 | Three Months Ended 12/31/2016 |
|---|---|---|---|
| **Revenues** | $ 105 | $ 91 | $ 128 |
| **Gross profit (loss)** | $ (1) | $ (17) | $ 18 |
| | *-1%* | *-19%* | *14%* |
| **Goodwill impairment** | $ - | $ - | $ (45) |
| **Non-cash losses on equity investment** | $ - | $ - | $ (2) |
| **Net loss** | $ (16) | $ (28) | $ (54) |
| **Diluted loss per share** | $ (0.11) | $ (0.26) | $ (0.46) |
| **Adjusted EBITDA**[1] | | | |
| Business segments | $ 20 | $ 5 | $ 36 |
| Corporate, eliminations and other | (5) | (4) | (9) |
| **Adjusted EBITDA** | $ 15 | $ 1 | $ 27 |

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

# Executive Summary

## Operations

- Q1 2017 net loss of $16 million, $(0.11) per diluted share, compared to Q4 2016 net loss of $54 million, $(0.46) per diluted share
- Q1 2017 Adjusted EBITDA[1] of $15 million compared to Adjusted EBITDA of $27 million in Q4 2016
- Well Intervention – Q1 2017
  - Utilization of 59% across the well intervention fleet, including 90% in the GOM and 38% in the North Sea
  - *Siem Helix 1* continued with Petrobras inspection and acceptance process, including agreed-upon modifications (accepted and commenced operations on April 14th)
- Robotics – Q1 2017
  - Robotics chartered vessels utilization 37%; ROVs, trenchers and ROVDrills utilization 36%

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

HELIX ENERGY SOLUTIONS

# Executive Summary

## Balance Sheet

- Liquidity[1] of approximately $594 million at 3/31/17
- Cash and cash equivalents totaled $538 million at 3/31/17
  - $220 million of net cash proceeds associated with our public offering of approximately 26.5 million shares of common stock in January 2017
  - $18 million of cash used for scheduled principal debt repayments in Q1 2017
  - $48 million of cash used for capital expenditures in Q1 2017
- Long-term debt of $609 million at 3/31/17 compared to $626 million at 12/31/16
- Net debt[2] of $72 million at 3/31/17 compared to $269 million at 12/31/16; see debt instrument profile on slide 16

[1]Liquidity is calculated as the sum of cash and cash equivalents ($538 million) and available capacity under our revolving credit facility ($56 million)
[2]Net debt is calculated as total long-term debt less cash and cash equivalents

# Operational Highlights



# Business Segment Results

*($ in millions)*

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | 3/31/2017 | | | 3/31/2016 | | | 12/31/2016 | | |
| **Revenues** | | | | | | | | | |
| Well Intervention | $ | 75 | | $ | 46 | | $ | 79 | |
| Robotics | | 22 | | | 32 | | | 41 | |
| Production Facilities | | 16 | | | 18 | | | 18 | |
| Intercompany elimination | | (8) | | | (5) | | | (10) | |
| Total | $ | 105 | | $ | 91 | | $ | 128 | |
| **Gross profit (loss)** | | | | | | | | | |
| Well Intervention | | 5 | *7%* | | (14) | *-30%* | | 10 | *12%* |
| Robotics | | (13) | *-58%* | | (10) | *-32%* | | (1) | *-1%* |
| Production Facilities | | 7 | *43%* | | 7 | *40%* | | 9 | *49%* |
| Elimination and other | | - | | | - | | | - | |
| Total | $ | (1) | *-1%* | $ | (17) | *-19%* | $ | 18 | *14%* |

## First Quarter 2017

- 59% utilization across the well intervention fleet
- *Q4000* 83% utilization; *Q5000* 97% utilization
- *Well Enhancer* 60% utilization; *Seawell* 53% utilization; *Skandi Constructor* 0% utilization
- Robotics achieved 37% utilization on chartered vessel fleet; 36% utilization of ROVs, trenchers and ROVDrills



*Seawell*

*Navigating the present,* **focusing on the future.**

# Well Intervention - GOM

## Gulf of Mexico

- *Q5000* remains on contract; utilized 97% in Q1 2017
- *Q4000* was 83% utilized in Q1 2017 and began scheduled dry-dock activities on March 17th; the vessel is expected to complete the dry-dock and return to service in early May; the vessel will continue with contracted work into Q3 2017
- IRS #1 was 42% utilized in Q1 2017, working 38 days; the system is currently idle



*Q5000*



*Q4000*

# Well Intervention – North Sea

## North Sea

- *Well Enhancer* 60% utilized in Q1 2017; operations commenced in February; work performed for multiple clients throughout the quarter
- *Seawell* 53% utilized in Q1 2017; vessel was stacked following successful dry-dock in Q4 2016; commenced operations on an abandonment campaign in February
- *Skandi Constructor* charter expired at the end of Q1 2017



*Well Enhancer*



*Seawell*

# Well Intervention - Brazil

## Brazil

- *Siem Helix 1* continued with Petrobras inspection and acceptance process
- *Siem Helix 1* accepted and placed in service in mid-April 2017; vessel commencing operations at reduced day rates as we work through certain items identified in the vessel acceptance process
- *Siem Helix 2* topside equipment installation commenced in Q1 2017; operations estimated to start in late Q4 2017


HELIX

*Siem Helix 1*

HELIX ENERGY SOLUTIONS

# Robotics

- 37% chartered vessel fleet utilization in Q1 2017; 36% utilization for ROVs, trenchers and ROVDrills
- *Deep Cygnus* had 54 days of utilization during Q1 2017 including ~33 days for trenching project in North Sea that commenced in late 2016 and 15 days transit to Israel for an IRM project that completed in early April
- *Grand Canyon* had 27 days of utilization for various short duration IRM work in the North Sea during Q1 2017
- *Grand Canyon II* had 18 days of utilization during Q1 2017 performing various short term ROV support spot work in the GOM



*ROV*



*Grand Canyon II*

# Utilization


100%
80%
60%
40%
20%
0%
59%
62%
23%
37%
68%
52%
36%
47%
39%
Q1 2017
Q4 2016
Q1 2016

**Well Intervention Vessels**
- *Q4000*
- *Skandi Constructor*[1, 2]
- *Seawell*
- *Well Enhancer*
- *Q5000*
- *Helix 534*[3]

**ROV and Trencher Support Vessels**
- *Deep Cygnus*[1]
- *Grand Canyon*[1]
- *Grand Canyon II*[1]
- *REM Installer*[1,4]
- *Spot vessels*[1]

**ROVs and Trenchers**
- 52 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1]Chartered vessel
[2]Charter term expired in March 2017
[3]Vessel sold in December 2016
[4]Vessel returned to owner in July 2016

# Key Financial Metrics


Huisman
50mt / 34m.
HELIX
HELIX

# Debt Instrument Profile

**Total funded debt[1] of $639 million at end of Q1 2017**

- $60 million Convertible Senior Notes due 2032 – 3.25%[2]
- $125 million Convertible Senior Notes due 2022 – 4.25%
- $186 million Term Loan – LIBOR + 4.50%
  - Annual amortization payments of $26 million
- $80 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $188 million Q5000 Loan – LIBOR + 2.50%[3]
  - Annual amortization payments of 14% over 5 years with a final balloon payment of $80 million in 2020

**Debt Instrument Profile at 3/31/17**
**Principal Payment Schedule**
**($ in millions)**



$400
$300
$200
$100
$0
$50
$269
$43
$96
$7
$174
2017
2018
2019
2020
2021
2022-2027
Term Loan
CSN 2032
MARAD
Q5000 Loan
CSN 2022

[1] Excludes unamortized debt discount and debt issuance costs
[2] Stated maturity 2032. First put/call date March 2018
[3] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

# Debt & Liquidity Profile[1]


($ in millions)
Debt 2
Liquidity 3
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$269
$609
$72
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
03/31/2017
LT Debt
Net Debt
Liquidity

**Liquidity of approximately $594 million at 3/31/17**

[1]Adjusted for new debt issuance cost accounting presentation, net of unamortized debt issuance costs (deferred financing costs)
[2]Net of unamortized debt discount of our Convertible Senior Notes due 2022 and Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents
[3]Liquidity is calculated as the sum of cash and cash equivalents ($538 million) and available capacity under our revolving credit facility ($56 million of the $400 million facility based on TTM EBITDA as defined in the credit agreement)

HELIX ENERGY SOLUTIONS

# 2017 Outlook



HELIX ENERGY SOLUTIONS

# 2017 Outlook: Forecast

| *($ in millions)* | 2017 Outlook | | 2016 Actual |
|---|---|---|---|
| Revenues | ~570 | $ | 488 |
| EBITDA | ~ 105-125 | | 90 |
| CAPEX | ~ 210 | | 189 |
| **Revenue Split:** | | | |
| Well Intervention | $ 375 | $ | 294 |
| Robotics | 160 | | 161 |
| Production Facilities | 65 | | 72 |
| Elimination | (30) | | (39) |
| **Total** | **~ 570** | **$** | **488** |

## Key forecast assumptions:

- *Siem Helix 1* assumed day rates[1]
- *Siem Helix 2* start-up in late Q4 2017
- Increased North Sea well intervention activities
- Robotics activity continues to be depressed
- Improved operational efficiency for *Q5000*

[1]Note – Because the Petrobras contracts for the *Siem Helix 1* have only recently commenced, we have made certain assumptions in our forecast with respect to both the timing and our ability to address all the items identified in the vessel acceptance process, as well as our operational performance, and therefore the impact of both of these factors on the day rate that will be paid to us by Petrobras. Any significant variation to these assumptions could have a material impact on our outlook.

# 2017 Outlook: Well Intervention

- Total backlog as of March 31, 2017 was approximately $1.9 billion
- *Q4000* contracted backlog continues into Q3 2017, and utilization for 2017 is forecasted to remain high
- *Q5000* is under contract for BP, high utilization forecasted for 2017; BP plans to release the vessel from June through August; vessel has contracted work for June and into July
- IRS #1 is actively marketed as a rental unit; short term project completed in Q1 2017
- Completion of 15K IRS system and ROAM expected second half of 2017
- *Seawell* commenced operations in February with committed intervention projects until mid-November; nearly all work is P&A related and is expected to require diving support
- *Well Enhancer* commenced operations in February with committed work into September; high utilization is forecasted till mid-November; confirmed coiled tubing project in Q3 2017, which will be the second job for the coil tubing system after a successful introduction last year
- *Skandi Constructor* charter expired at end of Q1 2017
- *Siem Helix 1* accepted and placed in service in mid-April 2017; we agreed to commence operations at reduced day rates as we work through certain items identified in the vessel acceptance process
- *Siem Helix 2* topside equipment installation commenced in Q1 2017; contract revenues estimated to start in late Q4 2017

# 2017 Outlook: Robotics

- Utilization for our Robotics fleet will be challenging in 2017
- Seasonal factors contributed to our lower utilization during Q1 2017; we do expect improvement in utilization beginning in Q2 2017 and continuing into the summer
- Utilization for Grand Canyon II has also been adversely affected by uncertainty regarding the impact on foreign flagged vessels in the US GOM should current regulatory proposal regarding the Jones Act application be adopted
- Chartered vessel fleet will increase with the scheduled delivery of G*rand Canyon III* on May 1, 2017
- Trenching work days in 2017 are expected to increase compared to 2016; renewables trenching market is expected to cycle up in 2017 with continued improvement through 2018

HELIX ENERGY SOLUTIONS

# 2017 Outlook: Capital Expenditures

**2017 Capital Expenditures[1] is currently forecasted at approximately $210 million, consisting of the following:**

- Growth Capex - $195 million in growth capital, primarily for newbuilds currently underway, including:
  - $90 million for *Q7000*
  - $85 million for *Siem Helix 1* and *Siem Helix 2*
  - $20 million for intervention systems
- Maintenance Capex - $15 million for vessel maintenance and intervention system maintenance, including:
  - $10 million for *Q4000* and other dry dock
  - $5 million for intervention systems

[1]Capital expenditures excludes approximately $27 million of deferred mobilization costs for *Siem Helix 1* and *Siem Helix 2* in 2017. Deferred mobilization costs for *Siem Helix 1* were approximately $32 million in 2016.

# 2017 Outlook

**Balance Sheet**

- In Q1 2017 we received net proceeds of approximately $220 million associated with the public offering of approximately 26.5 million shares of our common stock; proceeds will be used for general corporate purposes
- Our total funded debt level is scheduled to decrease by $50 million ($639 million at 3/31/17 to $589 million at 12/31/17) as a result of scheduled principal repayments; the senior portion of our debt at 3/31/17 was $451 million and is scheduled to decrease to $428 million at year-end 2017

# Non-GAAP Reconciliations



# Non-GAAP Reconciliations

| ($ in millions) | Three Months Ended | | | Twelve Months Ended |
|---|---|---|---|---|
| | 3/31/2017 | 3/31/2016 | 12/31/2016 | 12/31/2016 |
| Net loss | $ (16) | $ (28) | $ (54) | $ (81) |
| Adjustments: | | | | |
| Income tax benefit | (5) | (9) | (3) | (12) |
| Net interest expense | 5 | 11 | 6 | 31 |
| Loss on repurchase of long-term debt | - | - | 4 | 4 |
| Other (income) expense, net | 1 | (2) | 1 | (4) |
| Depreciation and amortization | 31 | 31 | 29 | 114 |
| Goodwill impairment | - | - | 45 | 45 |
| Non-cash losses on equity investment | - | - | 2 | 2 |
| EBITDA | $ 16 | $ 3 | $ 30 | $ 99 |
| Adjustments: | | | | |
| Gain on disposition of assets, net | - | - | (1) | (1) |
| Cash settlements of ineffective foreign currency exchange contracts | (1) | (2) | (2) | (8) |
| Adjusted EBITDA | $ 15 | $ 1 | $ 27 | $ 90 |

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on repurchase of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash goodwill impairment charge and non-cash losses on equity investment are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from the cash settlements of our ineffective foreign currency exchange contracts, which are excluded from EBITDA as a component of net other income and expense. We use EBITDA to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measure of EBITDA provides useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA and Adjusted EBITDA differently from the way we do, which may limit their usefulness as comparative measures. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX ENERGY SOLUTIONS

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HELIX
T1500

*Navigating the present,* ***focusing on the future.***